Exhibit 23

                     ARTHUR ANDERSEN LLP

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the

incorporation by reference of our report, dated November 2,

1994, included in this Form 10-K, into North Shore Gas

Company's previously filed Registration Statement File No.

33-60256.


                               /s/ Arthur Andersen LLP
                                   ARTHUR ANDESEN LLP

Chicago, Illinois,

November 25, 1998